UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  August 17, 2006
                                          -----------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)



        California                     0-31525                   68-0352144
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(State or other jurisdiction         (Commission              (IRS Employer
     Of incorporation)               File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA           95670
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (916) 231-6700
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 8.01: Other Events

Registrant issued a press release August 17, 2006 announcing that David T. Taber, President and CEO of American River Bankshares, is scheduled to speak on the Small Cap Growth and Performance Panel at the 11th Annual Community Bank Conference hosted by Howe Barnes Hoefer & Arnett. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1)   Press release dated August 17, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
August 17, 2006                     Mitchell A. Derenzo, Chief Financial Officer


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INDEX TO EXHIBITS


Exhibit No.              Description                                      Page
-----------              -----------                                      ----

99.1                     Press release of American River                  4
                         Bankshares dated August 17, 2006


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